WORTHINGTON ENTERPRISES, INC.

2024 LONG-TERM INCENTIVE PLAN

PERFORMANCE SHARE AWARD AGREEMENT

(ADJUSTED EBITDA AND ADJUSTED ROA)

This Performance Share Award Agreement (this “Agreement”) is made effective as of ______ (the “Grant Date”), by and between Worthington Enterprises, Inc. (“Worthington”) and _______________ (the “Participant”). Capitalized terms that are not defined in this Agreement have the same meaning as in the Worthington Enterprises, Inc. 2024 Long-Term Incentive Plan (the “Plan”).

Section 1. Award of Performance Shares.

Worthington hereby grants the Participant a Performance Award of ______ performance shares (the “Performance Shares”) and as further described on the attached Appendices A and B. Each Performance Share granted pursuant to this Agreement gives the Participant an unfunded, unsecured right to receive payment, following the satisfaction of vesting conditions set forth in this Agreement, of one Share in the manner set forth in Section 6 below. The Performance Shares are subject to the terms and conditions described in the Plan and this Agreement.

Section 2. Vesting.

(a) General. Subject to Section 3, the Performance Shares will vest only if all of the (i) AEBITDA Performance Condition, (ii) AROA Performance Condition (collectively the “Performance Conditions”) and (iii) Time-Based Vesting Condition are met. If all of the Performance Conditions and the Time-Based Vesting Condition are not met, subject to Section 3, any unvested Performance Shares shall be automatically forfeited, terminated and cancelled effective as of the Certification Date without payment of any consideration by the Company, and the Participant or the Participant’s beneficiary or representative, as the case may be, shall have no further rights with respect to such Performance Shares under this Agreement.

(b) AEBITDA Performance Condition. Appendix A sets forth the AEBITDA Performance Condition that must be satisfied in order for the Performance Shares to be eligible for vesting. The AEBITDA Performance Condition is based on the Company’s adjusted earnings before interest, tax, depreciation and amortization for each fiscal quarter during the period beginning on the first day of the Company’s 2027 fiscal year and ending on the final day of the Company’s 2030 fiscal year (the “Performance Period”), as set forth on Appendix A. The Committee shall certify in writing whether the AEBITDA Performance Condition has been satisfied as soon as administratively practicable, but no later than 60 days, following the end of the Performance Period (the “Certification Date”).

(c) AROA Performance Condition. Appendix B sets forth the AROA Performance Condition that must be satisfied in order for the Performance Shares to be eligible for vesting. The AROA Performance Condition is based on the Company’s adjusted return on assets for each fiscal quarter during the Performance Period, as set forth on Appendix B. On the Certification Date, the Committee shall certify in writing whether the AROA Performance Condition has been satisfied.

(c) Time Based Vesting Condition. Provided that the Participant has continuously remained employed by the Company from the Grant Date through the Certification Date, and the Committee has certified that both Performance Conditions have been satisfied, all of the Performance Shares shall vest on the Certification Date (the “Time Based Vesting Condition”).

Section 3. Additional Vesting Events.

(a) Death or Disability. If the Participant’s employment terminates due to the Participant’s death or disability (as defined in Treasury Regulation Section 1.409A-3(i)(4)) before the Certification Date, the Performance Shares will fully vest on the Certification Date (if at all) only if both Performance Conditions have been achieved.

(b) Change in Control. If there is a Change in Control, any unvested, outstanding Performance Shares will become fully vested on the date of such Change in Control.

(c) Termination Without Cause. If the Company terminates the Participant’s employment without Cause after the Performance Period ends, and both Performance Conditions have been attained, any unvested, outstanding Performance Shares will fully vest on the Certification Date. “Cause” means the Participant’s (i) willful and continued failure to substantially perform assigned duties; (ii) gross misconduct; (iii) material breach of any term of any material agreement with the Company, including this Agreement; (iv) conviction of (or plea of no contest or nolo contendere to) (A) a felony or (B) a crime other than a felony, which involves a breach of trust or fiduciary duty owned to the Company; or (v) material violation of Worthington’s code of conduct or any other policy of the Company that applies to the Participant.

The Performance Shares will be forfeited if the conditions for vesting set forth in Section 2 or Section 3 are not met.

Section 4. Restrictions on Transferability.

No Performance Shares, and no Shares underlying the Performance Shares which have not been issued, may be sold, assigned, transferred, pledged or otherwise encumbered, except by will or by the laws of descent and distribution or to the Participant’s beneficiary upon the death of the Participant.

Section 5. Rights Before Settlement.

The Participant shall not be, and shall not have any of the rights or privileges of, a shareholder of Worthington, including, without limitation, voting rights and rights to dividends and other distributions, in respect of the Performance Shares and any Shares underlying the Performance Shares unless and until such Shares shall have been issued by Worthington.

Section 6. Settlement.

As soon as administratively practicable following the vesting of the Performance Shares pursuant to this Agreement, but in no event later than 60 days following such vesting date, Worthington shall deliver to the Participant a number of Shares equal to the number of Performance Shares that vested on the applicable vesting date, less, to the extent applicable, the number of Shares withheld in accordance with Section 7. Any fractional Performance Shares will be settled in cash based upon the Fair Market Value of a Share on the settlement date.

The issuance of Shares will be subject to the satisfaction of Worthington’s counsel that such issuance shall be in compliance with applicable federal and state securities laws. Any Shares delivered under the Plan will be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any certificates evidencing such Shares to make appropriate reference to such restrictions.

Section 7. Withholding.

Consistent with Section 12(i) of the Plan, the Company is authorized to withhold in respect of the Performance Shares, the amount of withholding taxes due in respect of vesting or settlement of such Performance Shares and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

Section 8. Non-Competition.

In the event that the Participant terminates employment with the Company for any reason whatsoever, and within 18 months after the date thereof becomes associated with, employed by, renders services to, or owns any interest in (other than any non-substantial interest, as determined by the Committee), any business that is in competition with the Company or with any business in which the Company has a substantial interest as determined by the Committee, the Committee, in its sole discretion, may require the Participant to return to Worthington the economic value of the Performance Shares which is realized or obtained (measured as of the date on which the Performance Shares vested) by the Participant at any time during the period beginning on that date which is six months prior to the date of the Participant’s termination of employment with the Company.

Section 9. Other Terms and Conditions.

(a) Beneficiaries. The Participant may designate a beneficiary to receive any Performance Shares that are outstanding but unsettled in the event of the Participant’s death. If no beneficiary is designated, the Participant’s beneficiary will be the Participant’s surviving spouse and, if there is no surviving spouse, the Participant’s estate.

(b) No Guarantee of Employment. The granting of Performance Shares will not confer upon the Participant any right to continued employment with any Company, nor will it interfere in any way with the right of any Company to terminate the employment of the Participant at any time, with or without Cause.

(c) Governing Law. The validity, construction and effect of this Agreement shall be determined in accordance with the laws of the State of Ohio (other than laws governing conflicts of laws) and applicable Federal law.

(d) Rights and Remedies Cumulative. All rights and remedies of the Company and of the Participant enumerated in this Agreement will be cumulative and, except as expressly provided otherwise in this Agreement, none will exclude any other rights or remedies allowed at law or in equity, and each of said rights or remedies may be exercised and enforced concurrently.

(e) Captions. The captions contained in this Agreement are included only for convenience of reference and do not define, limit, explain or modify this Agreement or its interpretation, construction or meaning and are in no way to be construed as a part of this Agreement.

(f) Severability. If any provision of this Agreement or the application of any provision hereof to any Person or any circumstance will be determined to be invalid or unenforceable, then such determination will not affect any other provision of this Agreement or the application of said provision to any other Person or circumstance, all of which other provisions will remain in full force and in effect.

(g) Entire Agreement. This Agreement, together with the Plan, which is incorporated herein by reference, constitutes the entire agreement between the Company and the Participant in respect of the subject matter of this Agreement. No officer, director, employee or other servant or agent of the Company, and no servant or agent of the Participant, is authorized to make any representation, warranty or other promise not contained in this Agreement. All representations of any type relied upon by the Participant and the Company in making this Agreement are specifically set forth herein, and the Participant and the Company each acknowledge that they have relied on no other representation in entering into this Agreement. No change, termination or attempted waiver of any of the provisions of this Agreement will be binding upon any party hereto unless contained in a writing signed by the party to be charged.

(h) Performance Shares Subject to the Plan. The Performance Shares are subject to the terms and conditions described in this Agreement and the Plan. In the event of a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan will govern except as specifically provided in this Agreement. The Committee has the sole responsibility for interpreting the Plan and this Agreement, and the Committee’s determination of the meaning of any provision in the Plan or this Agreement will be binding on the Participant.

(i) Section 409A of the Code. This Agreement and the Performance Shares granted hereunder are intended to be exempt from, or otherwise comply with, Section 409A of the Code and the Treasury Regulations promulgated thereunder (collectively, “Section 409A”), and shall be interpreted, administered and operated accordingly. For purposes of this Agreement, termination of employment means a “separation from service” within the meaning of Treasury Regulations Section 1.409A-1(h). If the Participant is a “specified employee” within the meaning of Section 409A at the time of the Participant’s separation from service, then any payment otherwise required to be made to the Participant under this Agreement on account of the Participant’s separation from service, to the extent such payment (after taking into account all exclusions applicable to such payment under Section 409A) is properly treated as deferred compensation subject to Section 409A, shall not be made until the first business day after (i) the expiration of six months from the date of the Participant’s separation from service or (ii) if earlier, the date of the Participant’s death. Nothing in this Agreement should be construed as a guarantee or entitlement of any particular tax treatment to the Participant. None of the Company, the Board, the Committee or any other Person shall have liability with respect to the Participant in the event this Agreement or the Performance Shares granted hereunder fail to comply with the requirements of Section 409A.

(j) Clawback. The Performance Shares and any Shares issued in connection with this Agreement is subject to any clawback policy adopted by the Company from time to time.

(k) Signature in Counterparts. This Agreement may be signed in counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument. Furthermore, delivery of a copy of a counterpart signature by facsimile or electronic transmission shall constitute a valid and binding execution and delivery of this Agreement, and such copy shall constitute an enforceable original document.

This Agreement may be executed and exchanged by facsimile or electronic mail transmission and the facsimile or electronic mail copies of each party’s respective signature will be binding as if the same were an original signature. This Agreement may also be executed through the use of electronic signature, which each party acknowledges is a lawful means of obtaining signatures in the United States. Each party agrees that its electronic signature is the legal equivalent of its manual signature on this Agreement. Each party further agrees that its use of a keypad, mouse or other device to select an item, button, icon or similar act/action, regarding any agreement, acknowledgement, consent terms, disclosures or conditions constitutes its signature, acceptance and agreement as if actually signed by such party in writing. Furthermore, to the extent applicable, all references to signatures in this Agreement may be satisfied by procedures that the Company or a third party designated by the Company has established or may establish for an electronic signature system, and the Participant’s electronic signature shall be the same as, and shall have the same force and effect as, such Participant’s written signature.

(l) Effect of Termination of Employment. In partial consideration for the Award made pursuant to this Agreement, the Participant hereby irrevocably agrees that the termination of the Participant’s employment with the Company for any reason will constitute the Participant’s contemporaneous resignation from (i) any director, manager, officer or employee position the Participant has with the Company (including all direct and indirect subsidiaries of Worthington and all joint ventures affiliated with Worthington) and (ii) any fiduciary positions (including as a trustee) the Participant holds with respect to any employee benefit plan or trust established or sponsored by the Company (including all direct and indirect subsidiaries of Worthington and all joint ventures affiliated with Worthington). The Participant further irrevocably agrees that this paragraph shall serve as written notice of resignation in any such circumstance, unless otherwise required by any applicable plan, regulation or law.

Section 10. Application of Section 280G of the Code.

If Worthington determines that any payment or benefit, including any accelerated vesting, due to the Participant under this Agreement in connection with a Change in Control, when combined with any other payment or benefit due to the Participant from the Company or any other entity in connection with such Change in Control, would be considered an “excess parachute payment” within the meaning of Section 280G of the Code, the payments and benefits due to the Participant under this Agreement may be reduced by the Company to the minimum extent necessary to avoid the imposition of an excise tax under Section 4999 of the Code or a loss of deduction under Section 280G of the Code, in accordance with rules and procedures which may be established by the Committee and, to the extent applicable, in compliance with Section 409A.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed effective as of the Grant Date.

PARTICIPANT

By:

Name:

Date:

WORTHINGTON ENTERPRISES, INC.

By:

Name:

Title:

Date:

Appendix A

AEBITDA Performance Condition

This Appendix A sets forth the AEBITDA Performance Condition for the Performance Shares.

“AEBITDA” (or “Adjusted EBITDA”) means EBITDA as adjusted for the exclusion of: (i) stock-based compensation; (ii) restructuring expenses; (iii) impairment charges; (iv) amortization of inventory step-ups; (v) non-recurring loss in equity income; (vi) non-cash gains or losses in miscellaneous income or expenses, as applicable; (vii) unusual or infrequent items that management does not utilize in assessing the Company’s operating performance; and (viii) other items under Section 12(e) of the Plan.

“EBITDA” means the Company’s operating income excluding depreciation and amortization, each as determined from the Company’s consolidated financial statements for the applicable period as filed by Worthington with the U.S. Securities and Exchange Commission.

AEBITDA shall be calculated for each of the Company’s fiscal quarters ending during the Performance Period. The AEBITDA Performance Condition shall be satisfied if AEBITDA for any consecutive trailing four fiscal quarter period ending during the Performance Period equals or exceeds $_____, and the Committee certifies the attainment of such AEBITDA performance.

A  1

Appendix B

AROA Performance Condition

This Appendix B sets forth the AROA Performance Condition for the Performance Shares.

“AROA” (or “Adjusted ROA”) means ROA as adjusted for: (i) the exclusion of equity income in the calculation of AEBITDA; (ii) the inclusion of gross property, plant and equipment in the calculation of the Company’s net operating assets; and (iii) other items under Section 12(e) of the Plan.

“Cash Earnings” means AEBITDA minus 50% of capital expenditures.

“ROA” means the quotient of the Company’s Cash Earnings divided by the Company’s net operating assets.

AROA shall be calculated for each of the Company’s fiscal quarters ending during the Performance Period. The AROA Performance Condition shall be satisfied if AROA for any consecutive trailing four fiscal quarter period ending during the Performance Period equals or exceeds _____%, and the Committee certifies the attainment of such AROA performance.

A  2